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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF NOVEMBER 1, 1999, PROVIDING FOR THE ISSUANCE
      OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-AQ2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  333-84249                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-8604
                                                     --------------


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On November 8, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $624,321,286.61 as of November 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated November 8, 1999, among Ameriquest Mortgage Company, Ameriquest Securities L.L.C. and the Depositor. The Class A-1 Certificates, the Class A-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated November 8, 1999, between the Depositor and the Underwriter.

                  The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R-1 Certificates, the Class R-II Certificates, and the Class R-III Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated September 8, 1999, and the Prospectus Supplement, dated November 8, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, Class P Certificates, the Class R-1 Certificates, the Class R-II Certificates, and the Class R-III Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                             Initial Certificate
        Class                 Principal Balance               Pass-Through Rate
        -----                 -----------------               -----------------
         A-1                   $624,000,000.00                     Variable
         A-2                   $ 60,000,000.00                     Variable
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                                      -3-


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         M-1                   $ 52,000,000.00                     Variable
         M-2                   $ 27,600,000.00                     Variable
         M-3                   $ 23,600,000.00                     Variable
         CE                    $ 12,799,900.00                     Variable
         P                     $        100.00                     Variable
         R-I                   100% Percentage Interest               N/A
         R-II                  100% Percentage Interest               N/A
         R-III                 100% Percentage Interest               N/A
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits


           Exhibit No.                            Description
           -----------                            -----------

              4.1 Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Norwest Bank Minnesota, National Association as Trustee, relating to the Series 1999-AQ2 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 8, 1999

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.



                                             By: /s/ Susan Mills
                                                 ----------------------------
                                             Name:   Susan Mills
                                             Title:  Assistant Vice President

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                               Index to Exhibits
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       Exhibit No.                                  Description
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           4.1              Pooling and Servicing Agreement, dated as of
                            November 1, 1999, by and among Salomon
                            Brothers Mortgage Securities VII, Inc. as
                            Depositor, Ameriquest Mortgage Company as
                            Master Servicer and Norwest Bank Minnesota,
                            N.A. as Trustee, relating to the Series 1999-AQ2 Certificates.